UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

Income Builder Portfolio

Income Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2010

Date of reporting period: 07/31/2010

Item 1	–	Report to Stockholders

July 31, 2010

Annual Report

BlackRock Funds II

BlackRock Income Portfolio

BlackRock Income Builder Portfolio

Not FDIC Insured

No Bank Guarantee

May Lose Value

2	BLACKROCK FUNDS II	JULY 31, 2010

Dear Shareholder

The global economy is continuing to slowly improve, with the United States and emerging markets leading the way; however global and US economic statistics show that the pace of economic growth has trailed off in recent months. Market volatility has remained elevated over the past several months as investors remain uncertain about the future direction of economic growth. The sovereign debt crisis in Europe, slowing growth in China and concerns over the possibility that the United States and other developed markets are heading for a double-dip recession have all acted to depress investor sentiment. It is our view that the recent soft patch of economic data is just that – a slowdown in the pace of recovery and not an indication that the economy is sliding back into recession. In the United States, we expect to see slightly slower economic growth over the next several quarters; however, true double-dip recessions are quite rare, and unless there is a major shock to the economy, we believe the recovery will continue.

Global equity markets have moved unevenly higher since bottoming out in early 2009 as investors were enticed by depressed valuations, improved corporate earnings, and their desire for higher yields. Several significant downturns, however, have occurred — primarily as a result of mixed economic data and concerns about the possibility of prolonged deflation (especially in Europe). As the period drew to a close, equity markets were staging a muted recovery. On a 12-month basis global equities were still showing positive returns thanks to improving corporate revenues and profits and a reasonably strong macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and credit-related issues have held European markets down. Within the United States, smaller cap stocks have outperformed large caps year-to-date.

In fixed income markets, yields have fluctuated significantly over the past year as economic data has been mixed. Over recent months, risk aversion and credit issues kept interest rates low and US Treasury yields have fallen significantly as investors favored “safe haven” assets. As the period drew to a close, higher-risk fixed income assets performed well due to strong earnings announcements and better-than-expected results on European bank stress tests. Meanwhile, tax-exempt municipal bonds slightly outperformed US investment grade bonds on a 12-month basis, but underperformed year-to-date as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of July 31, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	3.61%	13.84%
US small cap equities (Russell 2000 Index)	8.79	18.43
International equities (MSCI Europe, Australasia, Far East Index)	(0.62)	6.26
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.06	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	7.67	8.34
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.85	8.91
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	4.06	9.15
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.72	23.69

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility while questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2010	BlackRock Income Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period, the Fund’s Institutional, Investor A and Investor C Shares returned 15.06%, 14.82% and 13.91%, respectively. By comparison, the broad-market equity and fixed income indexes, the S&P 500 Index and the Barclays Capital US Aggregate Bond Index, returned 13.84% and 8.91%, respectively, while the Fund’s custom benchmark, comprised of 50% S&P 500 Index and 50% Barclays Capital US Aggregate Bond Index, returned 11.75% for the same period.

What factors influenced performance?

•

The equity portion of the Fund outperformed the S&P 500 Index through strong stock selection in the materials sector and a significant underweight and stock selection in health care. Security selection in consumer staples and energy also bolstered relative returns during the period.

•

The largest single detractor from relative performance was the Fund’s underweight position in consumer discretionary. Additionally, stock selection in financials detracted significantly from performance, as lower-quality regional banks tended to perform very well early in 2010, while the Fund’s allocation within the sector tends to be among higher-quality, more conservative financial names. The Fund’s cash position also detracted from relative returns, due largely to strong market advances in the first quarter of 2010.

•

The fixed income portion of the Fund (roughly 50% of total assets) was invested in BlackRock fixed income funds. The BlackRock High Yield Bond Portfolio benefited performance as risk sectors broadly rallied during the past year. Federal stimulus programs provided liquidity to corporate credit markets, which resulted in spread compression from elevated levels seen in the first quarter of 2009. In addition to fundamental improvement, spread markets also benefited from supportive supply-demand technicals, as supply among higher-quality spread sectors has been tight relative to increasing demand. The BlackRock Low Duration Bond Portfolio also contributed to performance due to its overweight in higher-quality, non-government spread sectors. The BlackRock International Bond Portfolio performed well due to its strategic duration positioning in Germany, Australia and Canada.

•

Conversely, the Fund’s overweight in non-government spread sectors detracted from performance during May and June, as risk sectors broadly sold off in light of European sovereign debt fears and mixed economic data in the US.

Describe recent portfolio activity.

•

In the equity portion of the Fund, volatile markets provided opportunities to buy healthy companies at attractive prices. In particular, we established four new holdings in the consumer discretionary sector and three new holdings in the industrials sector, among industries where the prospect of gradually improving consumer confidence and more sustained economic recovery would have an incremental benefit to the Fund. We removed exposure to the direct offshore drilling industry due to unfavorable trends, including a more competitive environment, declining day rates and ageing rig equipment. Overall, we continue to position the Fund to benefit from larger-scale global growth.

•	In the fixed income portion of the Fund, we used cash to increase the Fund’s allocation to the BlackRock Low Duration Bond Portfolio.

Describe Fund positioning at period end.

•

Within the equity portion of the Fund, we remain focused on finding companies that can guide us through all phases of a business and economic cycle. The Fund’s holdings have a proven ability to navigate murky waters, as most have continued to supply us with growing dividend income in the first half of this year and in 2009. We continue to weight the Fund toward what we believe are inevitable trends of global growth such as industrialization and urbanization. At the company level, our focus continues to be on the consistency and stability of revenues, earnings and dividends for predictability and growth of future income with a strong focus on downside risk. While markets have been volatile, they have provided us opportunities to buy new holdings at attractive valuations, add to strong convictions and utilize our sell discipline to exit positions that have had an adverse fundamental change at the company level. Our value proposition, as always, is to seek the greatest balance between income and appreciation, with an emphasis on achieving accelerating levels of income.

•	Within the fixed income portion, the Fund’s allocation was as follows: 54% BlackRock Low Duration Bond Portfolio, 41% BlackRock High Yield Bond Portfolio and 5% BlackRock International Bond Portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	JULY 31, 2010

BlackRock Income Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund will invest approximately 50% of its assets in equity securities and approximately 50% of its assets in BlackRock fixed-income mutual funds and may invest in fixed-income securities.

3	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

4	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

5	The Fund compares its performance to that of a customized weighted index comprised of the returns of the S&P 500 Index (50%) and Barclays Capital US Aggregate Bond Index (50%).

6	Commencement of operations.

Performance Summary for the Period Ended July 31, 2010

		Average Annual Total Returns[7]
		1 Year		Since Inception[8]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	5.52%	15.06%	N/A	1.19%	N/A
Investor A	5.29	14.82	8.84%	0.94	(1.37)%
Investor C	4.95	13.91	12.91	0.20	0.20
S&P 500 Index	3.61	13.84	N/A	(6.92)	N/A
Barclays Capital US Aggregate Bond Index	4.85	8.91	N/A	6.72	N/A
50% S&P 500 Index/50% Barclays Capital US Aggregate Bond Index	4.50	11.75	N/A	0.29	N/A

7	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

8	The Fund commenced operations on April 7, 2008.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During the Period[9]	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000	$1,055.20	$2.80	$1,000	$1,022.07	$2.76	0.55%
Investor A	$1,000	$1,052.90	$4.07	$1,000	$1,020.83	$4.01	0.80%
Investor C	$1,000	$1,049.50	$7.88	$1,000	$1,017.11	$7.75	1.55%

9	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period shown).

10	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JULY 31, 2010	5

Fund Summary as of July 31, 2010	BlackRock Income Builder Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period, the Fund’s Institutional, Investor A and Investor C Shares returned 15.03%, 14.66% and 13.72%, respectively. By comparison, the broad-market equity and fixed income indexes, the S&P 500 Index and the Barclays Capital US Aggregate Bond Index, returned 13.84% and 8.91%, respectively, while the Fund’s custom benchmark, comprised of 75% S&P 500 Index and 25% Barclays Capital US Aggregate Bond Index, returned 12.89% for the same period.

What factors influenced performance?

•

The equity portion of the Fund’s Institutional and Investor A Shares outperformed the S&P 500 Index through strong stock selection in the materials sector and a significant underweight and stock selection in health care, while Investor C Shares underperformed. Security selection in consumer staples and energy also bolstered relative returns during the period.

•

The largest single detractor from relative performance was the Fund’s underweight position in consumer discretionary. Additionally, stock selection in financials detracted significantly from performance, as lower-quality regional banks tended to perform very well early in 2010, while the Fund’s allocation within the sector tends to be among higher-quality, more conservative financial names. The Fund’s cash position also detracted from relative returns, due largely to strong market advances in the first quarter of 2010.

•

The fixed income portion of the Fund (roughly 25% of total assets) was invested in BlackRock fixed income funds. The BlackRock High Yield Bond Portfolio benefited performance as risk sectors broadly rallied during the past year. Federal stimulus programs provided liquidity to corporate credit markets, which resulted in spread compression from elevated levels seen in the first quarter of 2009. In addition to fundamental improvement, spread markets also benefited from supportive supply-demand technicals, as supply among higher-quality spread sectors has been tight relative to increasing demand. The BlackRock Low Duration Bond Portfolio also contributed to performance due to its overweight in higher-quality, non-government spread sectors. The BlackRock International Bond Portfolio performed well due to its strategic duration positioning in Germany, Australia and Canada.

•

Conversely, the Fund’s overweight in non-government spread sectors detracted from performance during May and June, as risk sectors broadly sold off in light of European sovereign debt fears and mixed economic data in the US.

Describe recent portfolio activity.

•

In the equity portion of the Fund, volatile markets provided opportunities to buy healthy companies at attractive prices. In particular, we established four new holdings in the consumer discretionary sector and three new holdings in the industrials sector, among industries where the prospect of gradually improving consumer confidence and more sustained economic recovery would have an incremental benefit to the Fund. We removed exposure to the direct offshore drilling industry due to unfavorable trends, including a more competitive environment, declining day rates and ageing rig equipment. Overall, we continue to position the Fund to benefit from larger-scale global growth.

•	In the fixed income portion of the Fund, we used cash to increase the Fund’s allocation to the BlackRock Low Duration Bond Portfolio.

Describe Fund positioning at period end.

•

Within the equity portion of the Fund, we remain focused on finding companies that can guide us through all phases of a business and economic cycle. The Fund’s holdings have a proven ability to navigate murky waters, as most have continued to supply us with growing dividend income in the first half of this year and in 2009. We continue to weight the Fund toward what we believe are inevitable trends of global growth such as industrialization and urbanization. At the company level, our focus continues to be on the consistency and stability of revenues, earnings and dividends for predictability and growth of future income with a strong focus on downside risk. While markets have been volatile, they have provided us opportunities to buy new holdings at attractive valuations, add to strong convictions and utilize our sell discipline to exit positions that have had an adverse fundamental change at the company level. Our value proposition, as always, is to seek the greatest balance between income and appreciation, with an emphasis on achieving accelerating levels of income.

•	Within the fixed income portion, the Fund’s allocation was as follows: 52% BlackRock Low Duration Bond Portfolio, 43% BlackRock High Yield Bond Portfolio and 5% BlackRock International Bond Portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK FUNDS II	JULY 31, 2010

BlackRock Income Builder Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

2	The Fund will invest approximately 75% of its assets in equity securities and approximately 25% of its assets in BlackRock fixed-income mutual funds and may invest in fixed-income securities.

3	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

4	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

5	The Fund compares its performance to that of a customized weighted index comprised of the returns of the S&P 500 Index (75%) and Barclays Capital US Aggregate Bond Index (25%).

6	Commencement of operations.

Performance Summary for the Period Ended July 31, 2010

		Average Annual Total Returns[7]
		1 Year		Since Inception[8]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	5.91%	15.03%	N/A	(2.36)%	N/A
Investor A	5.82	14.66	8.67%	(2.59)	(4.82)%
Investor C	5.42	13.72	12.72	(3.35)	(3.35)
S&P 500 Index	3.61	13.84	N/A	(6.92)	N/A
Barclays Capital US Aggregate Bond Index	4.85	8.91	N/A	6.72	N/A
75% S&P 500 Index/25% Barclays Capital US Aggregate Bond Index	4.13	12.89	N/A	(3.23)	N/A

7	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

8	The Fund commenced operations on April 7, 2008.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During the Period[9]	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During the Period[9]	Annualized Expense Ratio
Institutional	$1,000	$1,059.10	$3.83	$1,000	$1,021.08	$3.76	0.75%
Investor A	$1,000	$1,058.20	$5.10	$1,000	$1,019.84	$5.01	1.00%
Investor C	$1,000	$1,054.20	$8.91	$1,000	$1,016.12	$8.75	1.75%

9	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period shown).

10	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS II	JULY 31, 2010	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived or reimbursed a portion of each Fund’s expenses. Without such waiver and reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or to continue waiving its fees after December 1, 2010. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2010 and held through July 31, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

8	BLACKROCK FUNDS II	JULY 31, 2010

Fund Information as of July 31, 2010

BlackRock Income Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
BlackRock Low Duration Bond Portfolio, BlackRock Class	28%
BlackRock High Yield Bond Portfolio, BlackRock Class	21
BlackRock International Bond Portfolio, BlackRock Class	3
AT&T Inc.	2
JPMorgan Chase & Co.	2
Qwest Communications International, Inc.	2
Chevron Corp.	2
Caterpillar, Inc.	2
Philip Morris International, Inc.	1
BHP Billiton Ltd.	1

Sector Allocation	Percent of Long-Term Investments
Fixed Income Funds	52%
Utilities	7
Telecommunication Services	6
Financials	6
Industrials	6
Energy	6
Materials	5
Consumer Staples	5
Health Care	3
Consumer Discretionary	2
Information Technology	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BlackRock Income Builder Portfolio

Ten Largest Holdings	Percent of Long-Term Investments
BlackRock Low Duration Bond Portfolio, BlackRock Class	14%
BlackRock High Yield Bond Portfolio, BlackRock Class	11
AT&T Inc.	3
Chevron Corp.	2
Qwest Communications International, Inc.	2
Caterpillar, Inc.	2
Enbridge, Inc.	2
Royal Dutch Shell Plc - Class A	2
Philip Morris International, Inc.	2
Pfizer, Inc.	2

Sector Allocation	Percent of Long-Term Investments
Fixed Income Funds	26%
Utilities	12
Energy	9
Telecommunication Services	9
Materials	9
Industrials	9
Financials	8
Consumer Staples	8
Health Care	4
Consumer Discretionary	3
Information Technology	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK FUNDS II	JULY 31, 2010	9

Schedule of Investments July 31, 2010	BlackRock Income Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 1.2%
Honeywell International, Inc.	200	$8,572
Northrop Grumman Corp.	100	5,864
Raytheon Co.	690	31,926
United Technologies Corp.	100	7,110

		53,472

Air Freight & Logistics — 0.6%
United Parcel Service, Inc. - Class B	450	29,250

Beverages — 0.5%
Diageo Plc	1,400	24,296

Chemicals — 1.5%
BASF SE	100	5,847
The Dow Chemical Co.	150	4,100
E.I. du Pont de Nemours & Co.	620	25,215
Olin Corp.	1,060	21,518
Praxair, Inc.	140	12,155

		68,835

Commercial Banks — 3.8%
Bank of Nova Scotia	625	31,364
Royal Bank of Canada	300	15,676
Standard Chartered Plc	325	9,390
The Toronto-Dominion Bank	590	41,987
U.S. Bancorp	1,240	29,636
Wells Fargo & Co.	1,560	43,259

		171,312

Computers & Peripherals — 0.3%
Hewlett-Packard Co.	90	4,144
International Business Machines Corp.	60	7,704

		11,848

Containers & Packaging — 0.8%
Temple-Inland, Inc.	1,710	34,303

Diversified Financial Services — 1.6%
JPMorgan Chase & Co.	1,790	72,101

Diversified Telecommunication Services — 5.2%
AT&T Inc.	2,890	74,967
BCE, Inc.	220	6,734
CenturyTel, Inc.	300	10,686
Frontier Communications Corp.	2,390	18,260
Manitoba Telecom Services, Inc.	150	4,031
Qwest Communications International, Inc.	12,200	69,052
Verizon Communications, Inc.	1,770	51,436

		235,166

Electric Utilities — 2.6%
American Electric Power Co., Inc.	170	6,117
Duke Energy Corp.	1,180	20,178
Entergy Corp.	150	11,626
Exelon Corp.	120	5,020
NextEra Energy, Inc.	120	6,276
Northeast Utilities, Inc.	120	3,341
PPL Corp.	900	24,561
Electric Utilities (concluded)
Southern Co.	1,180	41,689

		118,808

Energy Equipment & Services — 0.3%
Halliburton Co.	400	11,952

Food Products — 1.1%
H.J. Heinz Co.	610	27,133
Kraft Foods, Inc. - Class A	710	20,739

		47,872

Gas Utilities — 0.6%
AGL Resources, Inc.	180	6,840
EQT Corp.	590	21,641

		28,481

Hotels, Restaurants & Leisure — 0.2%
McDonald’s Corp.	120	8,368

Household Products — 0.3%
The Clorox Co.	120	7,786
Kimberly-Clark Corp.	120	7,694

		15,480

Independent Power Producers & Energy Traders — 0.2%
Constellation Energy Group, Inc.	250	7,900

Industrial Conglomerates — 1.1%
3M Co.	110	9,409
General Electric Co.	2,400	38,688

		48,097

Insurance — 0.5%
Prudential Financial, Inc.	300	17,187
The Travelers Companies, Inc.	120	6,054

		23,241

Leisure Equipment & Products — 0.1%
Mattel, Inc.	300	6,348

Machinery — 2.1%
Caterpillar, Inc.	870	60,682
Deere & Co.	520	34,674

		95,356

Media — 0.5%
Comcast Corp. - Class A	900	16,614
Vivendi	250	5,996

		22,610

Metals & Mining — 2.2%
BHP Billiton Ltd.	1,520	55,176
BlueScope Steel Ltd.	2,330	5,014
Nucor Corp.	250	9,785
Rio Tinto Ltd.	213	13,671
Southern Copper Corp.	580	18,218

		101,864

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

10	BLACKROCK FUNDS II	JULY 31, 2010

Schedule of Investments (continued)	BlackRock Income Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Multi-Utilities — 2.4%
Consolidated Edison, Inc.	590	$27,211
Dominion Resources, Inc.	480	20,155
PG&E Corp.	120	5,328
Public Service Enterprise Group, Inc.	870	28,623
Sempra Energy	500	24,875
Wisconsin Energy Corp.	90	4,885

		111,077

Oil, Gas & Consumable Fuels — 4.8%
Chevron Corp.	880	67,065
Enbridge, Inc.	1,005	48,918
Royal Dutch Shell Plc - Class A	1,890	52,112
Total SA - ADR	710	35,947
Woodside Petroleum Ltd.	450	16,989

		221,031

Paper & Forest Products — 0.6%
MeadWestvaco Corp.	710	17,011
Weyerhaeuser Co.	640	10,381

		27,392

Personal Products — 0.6%
Mead Johnson Nutrition Co.	554	29,440

Pharmaceuticals — 2.5%
Abbott Laboratories	120	5,890
Bristol-Myers Squibb Co.	952	23,724
Johnson & Johnson	50	2,904
Merck & Co., Inc.	1,000	34,460
Pfizer, Inc.	3,262	48,930

		115,908

Road & Rail — 0.4%
Canadian National Railway Co.	300	18,891

Semiconductors & Semiconductor Equipment — 1.1%
Intel Corp.	1,560	32,136
Microchip Technology, Inc.	550	16,747

		48,883

Software — 0.4%
Microsoft Corp.	700	18,067

Specialty Retail — 0.6%
The Home Depot, Inc.	700	19,957
Limited Brands, Inc.	300	7,692

		27,649

Textiles, Apparel & Luxury Goods — 0.6%
VF Corp.	350	27,766

Tobacco — 1.9%
Altria Group, Inc.	710	15,734
British American Tobacco Plc	200	6,881
Philip Morris International, Inc.	1,110	56,654
Reynolds American, Inc.	120	6,938

		86,207

Water Utilities — 0.2%
American Water Works Co., Inc.	470	10,049

Wireless Telecommunication Services — 0.7%
Rogers Communications, Inc. - Class B	200	6,955
Vodafone Group Plc - ADR	1,140	26,767

		33,722

Total Common Stocks — 44.1%		2,013,042

Affiliated Investment Companies(a)
Fixed Income Funds
BlackRock High Yield Bond Portfolio, BlackRock Class	121,263	894,918
BlackRock International Bond Portfolio, BlackRock Class	11,174	117,439
BlackRock Low Duration Bond Portfolio, BlackRock Class	121,640	1,171,390

Total Fixed Income Funds — 47.9%		2,183,747

Total Long-Term Investments (Cost — $4,023,312) — 92.0%		4,196,789

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.23%(a)(b)	265,978	265,978

Total Short-Term Securities (Cost — $265,978) — 5.8%		265,978

Total Investments (Cost — $4,289,290*) — 97.8%		4,462,767
Other Assets Less Liabilities — 2.2%		102,025

Net Assets — 100.0%		$4,564,792

*The cost and unrealized appreciation (depreciation) of investments as of July 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$4,341,593

Gross unrealized appreciation	$302,990
Gross unrealized depreciation	(181,816)

Net unrealized appreciation	$121,174

(a)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares held at July 31, 2009	Shares Purchased	Shares Sold	Shares held at July 31, 2010	Value at July 31, 2010	Realized Loss	Income
BlackRock High Yield Bond Portfolio, BlackRock Class	85,573	51,764	16,074	121,263	$894,918	$(7,157)	$59,329

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2010	11

Schedule of Investments (continued)	BlackRock Income Portfolio

Affiliate	Shares held at July 31, 2009	Shares Purchased		Shares Sold	Shares held at July 31, 2010	Value at July 31, 2010	Realized Loss		Income
BlackRock International Bond Portfolio, BlackRock Class	7,601	5,333		1,760	11,174	$117,439		$(681)	$4,156
BlackRock Low Duration Bond Portfolio, BlackRock Class	73,789	73,345		25,494	121,640	$1,171,390	$(4,285)		$30,223
BlackRock Liquidity Funds, TempFund, Institutional Class	173,207	92,771	**	—	265,978	$265,978	—		$381

**	Represents net shares purchased.

(b)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$53,472	—	—	$53,472
Air Freight & Logistics	29,250	—	—	29,250
Beverages	—	$24,296	—	24,296
Chemicals	62,988	5,847	—	68,835
Commercial Banks	161,922	9,390	—	171,312
Computers & Peripherals	11,848	—	—	11,848
Containers & Packaging	34,303	—	—	34,303
Diversified Financial Services	72,101	—	—	72,101
Diversified Telecommunication Services	235,166	—	—	235,166
Electric Utilities	118,808	—	—	118,808
Energy Equipment & Services	11,952	—	—	11,952
Food Products	47,872	—	—	47,872
Gas Utilities	28,481	—	—	28,481
Hotels, Restaurants & Leisure	8,368	—	—	8,368
Household Products	15,480	—	—	15,480
Independent Power Producers & Energy Traders	7,900	—	—	7,900
Industrial Conglomerates	48,097	—	—	48,097
Insurance	23,241	—	—	23,241
Leisure Equipment & Products	6,348	—	—	6,348
Machinery	95,356	—	—	95,356
Media	16,614	5,996	—	22,610
Metals & Mining	28,003	73,861	—	101,864
Multi-Utilities	111,077	—	—	111,077
Oil, Gas & Consumable Fuels	151,930	69,101	—	221,031
Paper & Forest Products	27,392	—	—	27,392
Personal Products	29,440	—	—	29,440
Pharmaceuticals	115,908	—	—	115,908
Road & Rail	18,891	—	—	18,891
Semiconductors & Semiconductor Equipment	48,883	—	—	48,883
Software	18,067	—	—	18,067
Specialty Retail	27,649	—	—	27,649
Textiles, Apparel & Luxury Goods	27,766	—	—	27,766
Tobacco	79,326	6,881	—	86,207

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	JULY 31, 2010

Schedule of Investments (concluded)	BlackRock Income Portfolio

Valuation Inputs	Level 1	Level 2	Level 3	Total
Water Utilities	$10,049	—	—	$10,049
Wireless Telecommunication Services	33,722	—	—	33,722
Fixed Income Funds	2,183,747	—	—	2,183,747
Short-Term Securities	265,978	—	—	265,978

Total	$4,267,395	$195,372	—	$4,462,767

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2010	13

Schedule of Investments July 31, 2010	BlackRock Income Builder Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 1.9%
Honeywell International, Inc.	200	$8,572
Northrop Grumman Corp.	90	5,277
Raytheon Co.	410	18,971
United Technologies Corp.	90	6,399

		39,219

Air Freight & Logistics — 0.9%
United Parcel Service, Inc. - Class B	300	19,500

Beverages — 0.7%
Diageo Plc	860	14,925

Chemicals — 2.9%
BASF SE	90	5,263
The Dow Chemical Co.	150	4,099
E.I. du Pont de Nemours & Co.	560	22,775
Olin Corp.	860	17,458
Praxair, Inc.	130	11,287

		60,882

Commercial Banks — 5.0%
Bank of Nova Scotia	565	28,353
Royal Bank of Canada	200	10,451
Standard Chartered Plc	285	8,234
The Toronto-Dominion Bank	210	14,944
U.S. Bancorp	590	14,101
Wells Fargo & Co.	1,050	29,117

		105,200

Computers & Peripherals — 0.7%
Hewlett-Packard Co.	180	8,287
International Business Machines Corp.	60	7,704

		15,991

Containers & Packaging — 1.1%
Temple-Inland, Inc.	1,150	23,069

Diversified Financial Services — 1.4%
JPMorgan Chase & Co.	730	29,404

Diversified Telecommunication Services — 7.4%
AT&T Inc.	1,910	49,545
BCE, Inc.	170	5,204
CenturyTel, Inc.	200	7,124
Frontier Communications Corp.	1,549	11,834
Manitoba Telecom Services, Inc.	150	4,032
Qwest Communications International, Inc.	8,140	46,072
Verizon Communications, Inc.	1,080	31,385

		155,196

Electric Utilities — 5.0%
American Electric Power Co., Inc.	370	13,313
Duke Energy Corp.	1,080	18,468
Entergy Corp.	100	7,751
Exelon Corp.	110	4,601
NextEra Energy, Inc.	210	10,983
Northeast Utilities, Inc.	110	3,062
PPL Corp.	600	16,374
Southern Co.	860	30,384

		104,936

Energy Equipment & Services — 0.4%
Halliburton Co.	300	8,964

Food Products — 1.7%
H.J. Heinz Co.	440	19,571
Kraft Foods, Inc. - Class A	540	15,774

		35,345

Gas Utilities — 1.3%
AGL Resources, Inc.	180	6,840
EQT Corp.	540	19,807

		26,647

Hotels, Restaurants & Leisure — 0.4%
McDonald’s Corp.	110	7,670

Household Products — 0.7%
The Clorox Co.	110	7,137
Kimberly-Clark Corp.	110	7,053

		14,190

Independent Power Producers & Energy Traders — 0.3%
Constellation Energy Group, Inc.	210	6,636

Industrial Conglomerates — 1.4%
3M Co.	100	8,554
General Electric Co.	1,350	21,762

		30,316

Insurance — 0.8%
Prudential Financial, Inc.	200	11,458
The Travelers Companies, Inc.	110	5,550

		17,008

Leisure Equipment & Products — 0.2%
Mattel, Inc.	200	4,232

Machinery — 3.2%
Caterpillar, Inc.	660	46,035
Deere & Co.	310	20,671

		66,706

Media — 0.7%
Comcast Corp. - Class A	600	11,076
Vivendi	150	3,598

		14,674

Metals & Mining — 3.3%
BHP Billiton Ltd.	830	30,129
BlueScope Steel Ltd.	2,060	4,433
Nucor Corp.	210	8,220
Rio Tinto Ltd.	213	13,671
Southern Copper Corp.	420	13,192

		69,645

Multi-Utilities — 3.9%
Consolidated Edison, Inc.	540	24,905
Dominion Resources, Inc.	270	11,337
PG&E Corp.	110	4,884
Public Service Enterprise Group, Inc.	640	21,056
Sempra Energy	300	14,925
Wisconsin Energy Corp.	80	4,343

		81,450

Oil, Gas & Consumable Fuels — 8.0%
Chevron Corp.	610	46,488

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	JULY 31, 2010

Schedule of Investments (continued)	BlackRock Income Builder Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Oil, Gas & Consumable Fuels (concluded)
Enbridge, Inc.	895	$43,564
Royal Dutch Shell Plc - Class A	1,290	35,569
Total SA - ADR	650	32,909
Woodside Petroleum Ltd.	276	10,420

		168,950

Paper & Forest Products — 1.0%
MeadWestvaco Corp.	540	12,938
Weyerhaeuser Co.	580	9,408

		22,346

Personal Products — 1.1%
Mead Johnson Nutrition Co.	425	22,584

Pharmaceuticals — 4.2%
Abbott Laboratories	210	10,307
Bristol-Myers Squibb Co.	676	16,846
Johnson & Johnson	50	2,904
Merck & Co., Inc.	700	24,122
Pfizer, Inc.	2,246	33,690

		87,869

Road & Rail — 0.6%
Canadian National Railway Co.	200	12,594

Semiconductors & Semiconductor Equipment — 1.5%
Intel Corp.	1,150	23,690
Microchip Technology, Inc.	290	8,830

		32,520

Software — 0.6%
Microsoft Corp.	490	12,647

Specialty Retail — 0.8%
The Home Depot, Inc.	400	11,404
Limited Brands, Inc.	200	5,128

		16,532

Textiles, Apparel & Luxury Goods — 0.9%
VF Corp.	250	19,832

Tobacco — 2.9%
Altria Group, Inc.	650	14,404
British American Tobacco Plc	180	6,193
Philip Morris International, Inc.	680	34,707
Reynolds American, Inc.	110	6,360

		61,664

Water Utilities — 0.3%
American Water Works Co., Inc.	320	6,842

Wireless Telecommunication Services — 1.0%
Rogers Communications, Inc. - Class B	100	3,478
Vodafone Group Plc - ADR	740	17,375

		20,853

Total Common Stocks — 68.2%		1,437,038

Affiliated Investment Companies(a)
Fixed Income Funds
BlackRock High Yield Bond Portfolio, BlackRock Class	29,663	218,910
BlackRock International Bond Portfolio, BlackRock Class	2,684	28,214
BlackRock Low Duration Bond Portfolio, BlackRock Class	27,413	263,987

Total Fixed Income Funds — 24.2%		511,111

Total Long-Term Investments (Cost — $1,894,655) — 92.4%		1,948,149

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.23%(a)(b)	153,800	153,800

Total Short-Term Securities (Cost — $153,800) — 7.3%		153,800

Total Investments (Cost — $2,048,455*) — 99.7%		2,101,949
Other Assets Less Liabilities — 0.3%		6,547

Net Assets — 100.0%		$2,108,496

*	The cost and unrealized appreciation (depreciation) of investments as of July 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,066,111

Gross unrealized appreciation	$170,673
Gross unrealized depreciation	(134,835)

Net unrealized appreciation	$35,838

(a)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares held at July 31, 2009	Shares Purchased	Shares Sold	Shares held at July 31, 2010	Value at July 31, 2010	Realized Gain (Loss)	Income
BlackRock High Yield Bond Portfolio, BlackRock Class	22,115	8,952	1,404	29,663	$218,910	$(425)	$15,316
BlackRock International Bond Portfolio, BlackRock Class	1,967	878	161	2,684	$28,214	$27	$1,074

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2010	15

Schedule of Investments (concluded)	BlackRock Income Builder Portfolio

Affiliate	Shares held at July 31, 2009	Shares Purchased		Shares Sold	Shares held at July 31, 2010	Value at July 31, 2010	Realized Gain (Loss)	Income
BlackRock Low Duration Bond Portfolio, BlackRock Class	17,927	11,757		2,271	27,413	$263,987	$(258)	$7,409
BlackRock Liquidity Funds, TempFund, Institutional Class	113,465	40,335	**	—	153,800	$153,800	—	$221

**	Represents net shares purchased.

(b)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$39,219	—	—	$39,219
Air Freight & Logistics	19,500	—	—	19,500
Beverages	—	$14,925	—	14,925
Chemicals	55,619	5,263	—	60,882
Commercial Banks	96,966	8,234	—	105,200
Computers & Peripherals	15,991	—	—	15,991
Containers & Packaging	23,069	—	—	23,069
Diversified Financial Services	29,404	—	—	29,404
Diversified Telecommunication Services	155,196	—	—	155,196
Electric Utilities	104,936	—	—	104,936
Energy Equipment & Services	8,964	—	—	8,964
Food Products	35,345	—	—	35,345
Gas Utilities	26,647	—	—	26,647
Hotels, Restaurants & Leisure	7,670	—	—	7,670
Household Products	14,190	—	—	14,190
Independent Power Producers & Energy Traders	6,636	—	—	6,636
Industrial Conglomerates	30,316	—	—	30,316
Insurance	17,008	—	—	17,008
Leisure Equipment & Products	4,232	—	—	4,232
Machinery	66,706	—	—	66,706
Media	11,076	3,598	—	14,674
Metals & Mining	21,412	48,233	—	69,645
Multi-Utilities	81,450	—	—	81,450
Oil, Gas & Consumable Fuels	122,961	45,989	—	168,950
Paper & Forest Products	22,346	—	—	22,346
Personal Products	22,584	—	—	22,584
Pharmaceuticals	87,869	—	—	87,869
Road & Rail	12,594	—	—	12,594
Semiconductors & Semiconductor Equipment	32,520	—	—	32,520
Software	12,647	—	—	12,647
Specialty Retail	16,532	—	—	16,532
Textiles, Apparel & Luxury Goods	19,832	—	—	19,832
Tobacco	55,471	6,193	—	61,664
Water Utilities	6,842	—	—	6,842
Wireless Telecommunication Services	20,853	—	—	20,853
Fixed Income Funds	511,111	—	—	511,111
Short-Term Securities	153,800	—	—	153,800

Total	$1,969,514	$132,435	—	$2,101,949

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	JULY 31, 2010

Statements of Assets and Liabilities

July 31, 2010	BlackRock Income Portfolio	BlackRock Income Builder Portfolio
Assets
Investments at value - unaffiliated[1]	$2,013,042	$1,437,038
Investments at value - affiliated[2]	2,449,725	664,911
Foreign currency at value[3]	1,748	2,295
Capital shares sold receivable	100,130	—
Dividends receivable	22,226	18,996
Receivable from advisor	16,573	17,854
Prepaid expenses	16,519	15,170

Total assets	4,619,963	2,156,264

Liabilities
Investments purchased payable	6,531	3,907
Professional fees payable	36,370	36,386
Printing fees payable	6,752	3,158
Officer’s and Trustees’ fees payable	1,356	1,417
Service and distribution fees payable	1,321	243
Other accrued expenses payable	2,841	2,657

Total liabilities	55,171	47,768

Net Assets	$4,564,792	$2,108,496

Net Assets Consist of
Paid-in capital	$4,586,361	$2,233,946
Undistributed net investment income	27,476	19,928
Accumulated net realized loss	(222,601)	(199,004)
Net unrealized appreciation/depreciation	173,556	53,626

Net Assets	$4,564,792	$2,108,496

Net Asset Value
Institutional
Net assets	$2,279,610	$1,338,103

Shares outstanding[4]	246,255	154,053

Net asset value	$9.26	$8.69

Investor A
Net assets	$748,663	$628,925

Shares outstanding[4]	80,921	72,494

Net asset value	$9.25	$8.68

Investor C
Net assets	$1,536,519	$141,468

Shares outstanding[4]	166,522	16,319

Net asset value	$9.23	$8.67

[1] Investments at cost - unaffiliated	$1,953,509	$1,415,875
[2] Investments at cost - affiliated	2,335,781	632,580
[3] Foreign currency at cost	1,679	2,168
[4] Unlimited number of shares authorized, $0.001 par value

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2010	17

Statements of Operations

Year Ended July 31, 2010	BlackRock Income Portfolio	BlackRock Income Builder Portfolio
Investment Income
Dividends - affiliated	$94,089	$24,020
Dividends	74,877	60,724
Foreign taxes withheld	(1,672)	(1,294)

Total income	167,294	83,450

Expenses
Professional	56,064	59,143
Registration	35,218	33,517
Printing	26,748	14,624
Investment advisory	10,904	8,025
Service and distribution - class specific	11,037	2,055
Officer and Trustees	5,035	5,029
Custodian	3,315	3,302
Administration	2,576	1,307
Transfer agent - class specific	1,223	874
Administration - class specific	854	434
Miscellaneous	12,756	12,699

Total expenses	165,730	141,009
Less fees waived by advisor	(10,904)	(8,025)
Less administration fees waived	(2,576)	(1,307)
Less administration fees waived - class specific	(824)	(434)
Less transfer agent fees waived - class specific	(57)	(40)
Less transfer agent fees reimbursed - class specific	(972)	(776)
Less expenses reimbursed by advisor	(120,425)	(115,298)

Total expenses after fees waived and reimbursed	29,972	15,129

Net investment income	137,322	68,321

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	(5,759)	(7,152)
Investments - affiliated	(12,925)	(859)
Capital gain distributions received from affiliated underlying funds	802	203
Foreign currency transactions	224	(185)

	(17,658)	(7,993)

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	169,488	126,378
Investments - affiliated	154,475	37,153
Foreign currency transactions	(204)	(121)

	323,759	163,410

Total realized and unrealized gain	306,101	155,417

Net Increase in Net Assets Resulting from Operations	$443,423	$223,738

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	JULY 31, 2010

Statements of Changes in Net Assets

	BlackRock Income Portfolio		BlackRock Income Builder Portfolio
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets:	2010	2009	2010	2009
Operations
Net investment income	$137,322	$115,886	$68,321	$50,209
Net realized loss	(17,658)	(187,744)	(7,993)	(182,946)
Net change in unrealized appreciation/depreciation	323,759	(75,612)	163,410	(50,410)

Net increase (decrease) in net assets resulting from operations	443,423	(147,470)	223,738	(183,147)

Dividends to Shareholders From
Net investment income:
Institutional	(79,976)	(86,532)	(43,152)	(44,059)
Investor A	(16,759)	(8,063)	(11,463)	(3,914)
Investor C	(30,350)	(23,572)	(2,644)	(4,032)

Decrease in net assets resulting from dividends to shareholders	(127,085)	(118,167)	(57,259)	(52,005)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,505,592	711,715	537,694	323,675

Net Assets
Total increase in net assets	1,821,930	446,078	704,173	88,523
Beginning of year	2,742,862	2,296,784	1,404,323	1,315,800

End of year	$4,564,792	$2,742,862	$2,108,496	$1,404,323

Undistributed net investment income	$27,476	$16,213	$19,928	$8,848

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2010	19

Financial Highlights	BlackRock Income Portfolio

	Institutional Shares			Investor A Shares			Investor C Shares
			Period April 7, 2008[1] to July 31, 2008			Period April 7, 2008[1] to July 31, 2008			Period April 7, 2008[1] to July 31, 2008
	Year Ended July 31,			Year Ended July 31,			Year Ended July 31,
	2010	2009		2010	2009		2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$8.38	$9.63	$10.00	$8.37	$9.63	$10.00	$8.36	$9.62	$10.00

Net investment income[2]	0.39	0.42	0.15	0.37	0.39	0.14	0.30	0.33	0.11
Net realized and unrealized gain (loss)	0.85	(1.24)	(0.42)	0.85	(1.24)	(0.41)	0.85	(1.24)	(0.40)

Net increase (decrease) from investment operations	1.24	(0.82)	(0.27)	1.22	(0.85)	(0.27)	1.15	(0.91)	(0.29)

Dividends from net investment income	(0.36)	(0.43)	(0.10)	(0.34)	(0.41)	(0.10)	(0.28)	(0.35)	(0.09)

Net asset value, end of period	$9.26	$8.38	$9.63	$9.25	$8.37	$9.63	$9.23	$8.36	$9.62

Total Investment Return[3]
Based on net asset value	15.06%	(8.18)%	(2.72)%[4]	14.82%	(8.50)%	(2.75)%[4]	13.91%	(9.14)%	(2.93)%[4]

Ratios to Average Net Assets
Total expenses	4.47%[5]	9.32%[6]	12.51%[7,8,9]	4.83%[5]	10.54%[6]	11.77%[7,8,9]	5.54%[5]	11.60%[6]	10.78%[7,8,9]

Total expenses after fees waived and reimbursed	0.55%[5]	0.55%[6]	0.55%[7,8]	0.80%[5]	0.80%[6]	0.80%[7,8]	1.55%[5]	1.55%[6]	1.46%[7,8]

Net investment income	4.29%[5]	5.29%[6]	4.64%[7,8]	4.11%[5]	5.05%[6]	4.33%[7,8]	3.36%[5]	4.29%[6]	3.62%[7,8]

Supplemental Data
Net assets, end of period (000)	$2,280	$1,697	$1,914	$749	$251	$99	$1,537	$795	$284

Portfolio turnover	12%	32%	73%	12%	32%	73%	12%	32%	73%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.29%.

6	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.25%.

7	Annualized.

8	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.33%.

9	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 13.45%, 13.61% and 13.32% respectively.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	JULY 31, 2010

Financial Highlights	BlackRock Income Builder Portfolio

	Institutional Shares			Investor A Shares			Investor C Shares
	Year Ended July 31,		Period April 7, 2008[1] to July 31, 2008	Year Ended July 31,		Period April 7, 2008[1] to July 31, 2008	Year Ended July 31,		Period April 7, 2008[1] to July 31, 2008
	2010	2009		2010	2009		2010	2009
Per Share Operating Performance
Net asset value, beginning of period	$7.81	$9.54	$10.00	$7.81	$9.54	$10.00	$7.81	$9.54	$10.00

Net investment income[2]	0.34	0.32	0.12	0.35	0.29	0.11	0.26	0.22	0.09
Net realized and unrealized gain (loss)	0.83	(1.73)	(0.50)	0.79	(1.72)	(0.49)	0.81	(1.71)	(0.49)

Net increase (decrease) from investment operations	1.17	(1.41)	(0.38)	1.14	(1.43)	(0.38)	1.07	(1.49)	(0.40)

Dividends from net investment income	(0.29)	(0.32)	(0.08)	(0.27)	(0.30)	(0.08)	(0.21)	(0.24)	(0.06)

Net asset value, end of period	$8.69	$7.81	$9.54	$8.68	$7.81	$9.54	$8.67	$7.81	$9.54

Total Investment Return[3]
Based on net asset value	15.03%	(14.53)%	(3.74)%[4]	14.66%	(14.71)%	(3.76)%[4]	13.72%	(15.37)%	(3.98)%[4]

Ratios to Average Net Assets
Total expenses	7.86%[5]	15.29%[6]	18.98%[7,8,9]	8.58%[5]	16.60%[6]	17.76%[7,8,9]	9.13%[5]	19.54%[6]	20.18%[7,8,9]

Total expenses after fees waived and reimbursed	0.75%[5]	0.75%[6]	0.75%[7,8]	1.00%[5]	1.00%[6]	1.00%[7,8]	1.75%[5]	1.75%[6]	1.75%[7,8]

Net investment income	3.97%[5]	4.25%[6]	3.72%[7,8]	4.05%[5]	3.92%[6]	3.41%[7,8]	3.03%[5]	3.00%[6]	2.72%[7,8]

Supplemental Data
Net assets, end of period (000)	$1,338	$1,105	$1,242	$629	$224	$55	$141	$75	$19

Portfolio turnover	3%	30%	91%	3%	30%	91%	3%	30%	91%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%.

6	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%.

7	Annualized.

8	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.18%.

9	Organization expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Investor C would have been 20.47%, 20.53% and 21.66% respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS II	JULY 31, 2010	21

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of July 31, 2010, the Trust had 33 series, of which BlackRock Income Portfolio (“Income”) and BlackRock Income Builder Portfolio (“Income Builder”) (collectively the “Funds” or individually as a “Fund”) are included in these financial statements. Each of the Funds is non-diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Funds generally will invest a portion of their assets in other investment companies (mutual funds) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) (collectively, the “Underlying Funds”). By owning shares of the Underlying Funds, each of the Funds indirectly invests, to varying degrees, in fixed income securities of US and non-US companies, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seek to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

22	BLACKROCK FUNDS II	JULY 31, 2010

Notes to Financial Statements (continued)

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly for Income and at least annually for Income Builder. Distributions of capital gains are recorded on the ex-dividend dates. The character of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal, state and local tax returns remains open for each of the three periods ended July 31, 2010. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currency backing some of the investments held by a Fund. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

BLACKROCK FUNDS II	JULY 31, 2010	23

Notes to Financial Statements (continued)

Derivative Instruments Categorized by Risk Exposure:

The Effect of Derivative Instruments on the Statements of Operations Year Ended July 31, 2010
Net Realized Gain from
	Income	Income Builder
Foreign currency exchange contracts:
Foreign currency transactions	$785	$204

Net Change in Unrealized Appreciation/Depreciation on
	Income	Income Builder
Foreign currency exchange contracts:
Foreign currency transactions	$(28)	$(28)

For the year ended July 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:
	Income	Income Builder
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	1	1
Average number of contracts - US dollars sold	1	1
Average US dollar amounts purchased	$1,296	$839
Average US dollar amounts sold	$3,725	$2,972

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee, based on the average daily net assets other than net assets attributable to investments in shares of Underlying Funds, at the following annual rates: 0.60% of the first $1 billion, 0.55% of the next $1 billion, 0.525% of the next $1 billion and 0.50% of the assets in excess of $3 billion.

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of average daily net assets as follows:

	Share Classes
	Institutional	Investor A	Investor C
Income	1.55%	1.80%	2.55%
Income Builder	1.75%	2.00%	2.75%

This agreement is perpetual and has no effective termination date unless approved by the Board, including a majority of the non-interested Trustees.

In addition, the Manager has also contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses as a percentage of average daily net assets as follows:

	Share Classes
	Institutional	Investor A	Investor C
Income	0.55%	0.80%	1.55%
Income Builder	0.75%	1.00%	1.75%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to December 1, 2010 unless approved by the Board, including a majority of the non-interested Trustees. These amounts are included in fees waived by advisor and shown as administration fees waived – class specific, transfer agent fees waived – class specific, transfer agent fees reimbursed – class specific and expenses reimbursed by advisor, respectively, in the Statements of Operations. For the year ended July 31, 2010, the Manager waived $10,733 and $7,926 of investment advisory fees for Income and Income Builder, respectively, which are included in fees waived by advisor.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended July 31, 2010, the Manager waived $171 and $99, for Income and Income Builder, respectively.

The Manager entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”) and BlackRock Investment Management, LLC (“BIM”), each an affiliate of the Manager, under which the Manager pays BFM and BIM, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

If during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Fund of which the share class is a part has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal

24	BLACKROCK FUNDS II	JULY 31, 2010

Notes to Financial Statements (continued)

year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

On July 31, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2011	2012
Income	$209,323	$134,962
Income Builder	$180,061	$125,151

The following waivers previously recorded by the Funds, which were subject to recoupment by the Manager, expired on July 31, 2010:

Income	$85,127
Income Builder	$82,958

The Trust, on behalf of the Funds, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fees compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended July 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Income	$955
Income Builder	$1,023

For the year ended July 31, 2010, affiliates received $1,000 and $769 from Income for contingent deferred sales charges relating to transactions in Investor A Shares and Investor C Shares, respectively.

PFPC Trust Company serves as custodian for each Fund. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Fund. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Fund.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

Effective July 1, 2010, PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”) and PFPC Trust Company were sold to The Bank of New York Mellon Corporation and are no longer considered affiliates of the Manager. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. (“BNY”). PFPC Trust Company will not change its name until a later date to be announced.

BNY serves as transfer and dividend disbursing agent. Transfer agency fees borne by the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

BNY and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, BNY and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

For the year ended July 31, 2010, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

	Share Classes
Administration Fees	Institutional	Investor A	Investor C	Total
Income	$496	$111	$247	$854
Income Builder	$316	$90	$28	$434

BLACKROCK FUNDS II	JULY 31, 2010	25

Notes to Financial Statements (continued)

	Share Classes
Administration Fees Waived	Institutional	Investor A	Investor C	Total
Income	$471	$109	$244	$824
Income Builder	$316	$90	$28	$434

	Share Classes
Service and Distribution Fees	Investor A	Investor C	Total
Income	$1,121	$9,916	$11,037
Income Builder	$909	$1,146	$2,055

	Share Classes
Transfer Agent Fees	Institutional	Investor A	Investor C	Total
Income	$249	$400	$574	$1,223
Income Builder	$241	$398	$235	$874

	Share Classes
Transfer Agent Fees Waived	Institutional	Investor A	Investor C	Total
Income	$11	$20	$26	$57
Income Builder	$12	$19	$9	$40

	Share Classes
Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Total
Income	$170	$344	$458	$972
Income Builder	$193	$362	$221	$776

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2010, were as follows:

	Purchases	Sales
Income	$1,731,745	$393,327
Income Builder	$555,043	$52,076

5. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on their net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the year ended July 31, 2010.

6. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2010 attributable to distributions received from regulated investment companies and foreign currency exchange transactions were reclassified to the following accounts:

	Income	Income Builder
Undistributed net investment income	$1,026	$18
Accumulated net realized loss	$(1,026)	$(18)

The tax character of distributions paid during the fiscal years ended July 31, 2010 and July 31, 2009 were as follows:

	Income	Income Builder
Ordinary income
7/31/10	$127,085	$57,259
7/31/09	$118,167	$52,005

As of July 31, 2010, the tax components of accumulated net losses were as follows:

	Income	Income Builder
Undistributed ordinary income	$27,476	$20,142
Capital loss carryforwards	(159,811)	(171,028)
Net unrealized gains*	110,766	25,436

Total	$(21,569)	$(125,450)

*	The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital and currency losses for tax purposes.

As of July 31, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring July 31,	Income	Income Builder
2016	$8,310	$3,729
2018	151,501	167,299

Total	$159,811	$171,028

26	BLACKROCK FUNDS II	JULY 31, 2010

Notes to Financial Statements (continued)

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in securities in the fixed income funds. Please see the Schedules of Investments for these securities. Changes in economic conditions affecting the fixed income funds would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2010		Year Ended July 31, 2009
Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	47,820	$430,828	10,176	$87,367
Shares issued in reinvestment of dividends	823	7,485	113	871

Total issued	48,643	438,313	10,289	88,238
Shares redeemed	(4,936)	(45,107)	(6,425)	(46,674)

Net increase	43,707	$393,206	3,864	$41,564

Investor A
Shares sold	108,375	$979,622	22,899	$176,887
Shares issued in reinvestment of dividends	747	6,787	108	863

Total issued	109,122	986,409	23,007	177,750
Shares redeemed	(58,183)	(527,355)	(3,255)	(23,371)

Net increase	50,939	$459,054	19,752	$154,379

Investor C
Shares sold	92,486	$840,741	88,109	$683,442
Shares issued in reinvestment of dividends	2,850	25,574	2,428	18,892

Total issued	95,336	866,315	90,537	702,334
Shares redeemed	(23,970)	(212,983)	(24,915)	(186,562)

Net increase	71,366	$653,332	65,622	$515,772

BLACKROCK FUNDS II	JULY 31, 2010	27

Notes to Financial Statements (concluded)

	Year Ended July 31, 2010		Year Ended July 31, 2009
Income Builder	Shares	Amount	Shares	Amount
Institutional
Shares sold	13,034	$108,547	18,289	$133,821
Shares issued in reinvestment of dividends	377	3,268	94	687

Total issued	13,411	111,815	18,383	134,508
Shares redeemed	(759)	(6,373)	(7,082)	(47,699)

Net increase	12,652	$105,442	11,301	$86,809

Investor A
Shares sold	46,293	$396,945	24,583	$177,746
Shares issued in reinvestment of dividends	881	7,623	201	1,501

Total issued	47,174	404,568	24,784	179,247
Shares redeemed	(3,418)	(29,394)	(1,805)	(11,446)

Net increase	43,756	$375,174	22,979	$167,801

Investor C
Shares sold	6,556	$55,827	37,109	$271,534
Shares issued in reinvestment of dividends	229	1,958	155	1,138

Total issued	6,785	57,785	37,264	272,672
Shares redeemed	(83)	(707)	(29,647)	(203,607)

Net increase	6,702	$57,078	7,617	$69,065

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted: In September 2010, for Income Builder, the Board approved a name change to “BlackRock Global Dividend Income Portfolio”, a change in the investment objective and principle investment strategies to modify the Fund into a global dividend income strategy, and a change in sub-advisor from BFM and BIM to BlackRock International Limited. These changes are expected to be effective on or about November 1, 2010.

28	BLACKROCK FUNDS II	JULY 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Funds II:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Income Portfolio and BlackRock Income Builder Portfolio, two of the thirty-three series constituting BlackRock Funds II (the “Trust”), (collectively the “Funds”), as of July 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Income Portfolio and BlackRock Income Builder Portfolio of BlackRock Funds II as of July 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

September 27, 2010

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BlackRock Income Portfolio and BlackRock Income Builder Portfolio of BlackRock Funds II for the taxable year ended July 31, 2010:

Qualified Dividend Income for Individuals*	August 2009 - December 2009	January 2010 - July 2010
Income Portfolio	42.43%	89.52%
Income Builder Portfolio	72.68%	100.00%
Dividends Qualifying for the Dividends Received Deduction for Corporations*
Income Portfolio	34.64%	73.20%
Income Builder Portfolio	62.05%	100.00%
Interest Related Dividends for Non-US Residents**
Income Portfolio	50.46%	62.10%
Income Builder Portfolio	28.30%	37.88%

*	The Portfolios hereby designate the percentage indicated above or the maximum amount allowable by law.

**	Represents the portion of the taxable ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

BLACKROCK FUNDS II	JULY 31, 2010	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Income Portfolio (the “Income Portfolio”) and BlackRock Income Builder Portfolio (the “Income Builder Portfolio”) (each, a “Fund,” and collectively, the “Funds”), each a series of BlackRock Funds II (the “Trust”), met on April 13, 2010 and May 11-12, 2010 to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”), on behalf of each Fund, with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval of sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Financial Management, Inc.; and (b) BlackRock Investment Management, LLC (collectively, the “Sub-Advisors”), with respect to the Funds, as applicable. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions, (e) each Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock; (f) sales and redemption data regarding each Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11-12, 2010 Board meeting.

30	BLACKROCK FUNDS II	JULY 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

At an in-person meeting held on May 11-12, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to each Fund, as applicable, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to each Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to a Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide each Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 13, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of each Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Income Portfolio ranked in the second and first quartiles against its Lipper Performance Universe for the one-year and since-inception periods reported, respectively.

The Board noted that the Income Builder Portfolio ranked in the second and first quartiles against its Lipper Performance Universe for the one-year and since-inception periods reported, respectively.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

BLACKROCK FUNDS II	JULY 31, 2010	31

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared each Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided each Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Income Portfolio’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the Income Portfolio’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Income Portfolio’s actual advisory fee rate, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual advisory fee rate paid by the Income Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board also noted that the Income Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Income Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Income Portfolio’s total net expenses on a class-by-class basis, as applicable.

The Board noted that the Income Builder Portfolio’s contractual advisory fee rate was above the median contractual advisory fee rate paid by the Income Builder Portfolio’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Income Builder Portfolio’s actual advisory fee rate, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual advisory fee rate paid by the Income Builder Portfolio’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board also noted that the Income Builder Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Income Builder Portfolio increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Income Builder Portfolio’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant

32	BLACKROCK FUNDS II	JULY 31, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (concluded)

shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2011 and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to each Fund, as applicable, for a one-year term ending June 30, 2011. As part of its approval, the Board considered the discussions of BlackRock’s fee structure, as it applies to each Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS II	JULY 31, 2010	33

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)Overseen	Public Directorships
Non-Interested Trustees[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board, Trustee and Member of the Audit Committee	Since 2008	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	34 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Trustee	Since 2008	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.	34 RICs consisting of 98 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2008	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	34 RICs consisting of 98 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2008	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	34 RICs consisting of 98 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2008	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	34 RICs consisting of 98 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2008	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003.	34 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2008	Professor, Harvard University since 1992.	34 RICs consisting of 98 Portfolios	None

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2008	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.	34 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2008	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.	34 RICs consisting of 98 Portfolios	None

34	BLACKROCK FUNDS II	JULY 31, 2010

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”)Overseen	Public Directorships
Non-Interested Trustees[1] (concluded)

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2008	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	34 RICs consisting of 98 Portfolios	None

Richard R. West 55 East 52nd Street New York, NY 10055 1938	Trustee and Member of the Audit Committee	Since 2008	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	34 RICs consisting of 98 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

1	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2	Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s Board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

Interested Trustees3

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2008	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.	169 RICs consisting of 292 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2008	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	34 RICs consisting of 98 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2008	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	169 RICs consisting of 292 Portfolios	None

3	Messrs. Davis and Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FUNDS II	JULY 31, 2010	35

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2008[2]	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffery Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2008	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at BNY Mellon Investment Servicing (US) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2008	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2008	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2008	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

1	Officers of the Trust serve at the pleasure of the Board of Trustees.

2	Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial

Management, Inc.

New York, NY 10055

BlackRock Investment

Management, LLC

Plainsboro, NJ 08536

Accounting Agent, Co-Administrator and Transfer Agent

BNY Mellon Investment

Servicing (US) Inc.

Wilmington, DE 19809

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Custodian

PFPC Trust Company

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Effective September 15, 2010, John M. Perlowski became President and Chief Executive Officer of the Trust.

36	BLACKROCK FUNDS II	JULY 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

BLACKROCK FUNDS II	JULY 31, 2010	37

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	BLACKROCK FUNDS II	JULY 31, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†	BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Multi-Sector Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock Government Income Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio		BlackRock World Income Fund
BlackRock Income Portfolio†

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios	BlackRock LifePath Portfolios
Conservative Prepared Portfolio	2010 2035	Retirement 2040
Moderate Prepared Portfolio	2015 2040	2020 2045
Growth Prepared Portfolio	2020 2045	2025 2050
Aggressive Growth Prepared Portfolio	2025 2050	2030 2055
	2030	2035

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS II	JULY 31, 2010	39

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

INCOME-7/10-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Income Builder Portfolio	$30,200	$30,200	$0	$0	$6,100	$6,100	$1	$1,028
Income Portfolio	$30,200	$30,200	$0	$0	$6,100	$6,100	$0	$1,028

1	The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2	The nature of the services include tax compliance, tax advice and tax planning.
3	The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Income Builder Portfolio	$16,877	$409,628
Income Portfolio	$16,878	$409,628

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of BlackRock Funds II

Date: October 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: October 21, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: October 21, 2010